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                                                                      EXHIBIT 21



DOVER SUBSIDIARIES - DOMESTIC AND FOREIGN

             COMPANY NAME                            WHERE INCORPORATED
DOMESTIC

DD1, Inc.                                            Delaware
Alphasem Corporation                                 California
AVTEC Industries Incorporated                        Delaware
Bayne Machine Works, Inc.                            South Carolina
Belvac Production Machinery, Inc.                    Virginia
Blackmer System One Inc.                             Delaware
C & H Manufacturing, Inc.                            California
Canada Organization & Development LLC                Delaware
Carrillo Industries Inc.                             California
CCI Field Services, Inc.                             Delaware
Chief Automotive Systems, Inc.                       Delaware
Clove Park Insurance Company                         New York
CP Formation LLC                                     Delaware
CPI Products, Inc.                                   Delaware
Crenlo LLC                                           Delaware
Datamax Bar Code Products Corporation                Minnesota
Datamax Corporation                                  Delaware
Datamax International Corporation                    Delaware
DDI Properties, Inc.                                 California
DEK U.S.A., Inc.                                     Delaware
DEK USA Logistics, Inc.                              Delaware
Delaware Capital Formation, Inc.                     Delaware
Delaware Capital Holdings, Inc.                      Delaware
De-Sta-Co Cylinders, Inc.                            Delaware
De-Sta-Co Manufacturing Tubular Products             Delaware
DFH Corporation                                      Delaware
Dielectric Laboratories, Inc.                        Delaware
Dover Diversified De, Inc.                           Delaware
Dover Diversified, Inc.                              Delaware
Dover Electronics, Inc.                              Delaware
Dover Europe, Inc.                                   Delaware
Dover Global Holdings, Inc.                          Delaware
Dover Industries, Inc.                               Delaware
Dover Resources, Inc.                                Delaware
Dover Systems, Inc.                                  Delaware
Dover Technologies International, Inc.               Delaware
Dow-Key Microwave Corporation                        Delaware
DP Manufacturing Inc.                                Delaware
EOA Systems, Inc.                                    Delaware
Everett Charles Technologies                         Delaware
Flexbar, Inc.                                        Delaware
Forward Manufacturing Company, Inc.                  Texas
Gerald L. Greer Co.                                  Delaware
Graphics Microsystems, Inc.                          California
Groen, Inc.                                          Delaware
Hill Phoenix, Inc.                                   Delaware
Hover-Davis, Inc.                                    Delaware
Hydratight Sweeney Products Corporation              Delaware
Hydratight Sweeney, Inc.                             Delaware
Hydro Systems Company                                Delaware
Hydromotion, Inc.                                    Delaware
Imaje Ink Jet Printing Corp.                         Georgia
J E Pistons Inc.                                     California
K&L Microwave, Inc.                                  Delaware

                                                                      EXHIBIT 21



DOVER SUBSIDIARIES - DOMESTIC AND FOREIGN

             COMPANY NAME                            WHERE INCORPORATED
K. S. Boca Inc.                                      Florida
Kalyn/Siebert I, Inc.                                Texas
Knappco Corporation                                  Delaware
Koolant Koolers, Inc.                                Delaware
KS Formation, Inc.                                   Delaware
Kurz-Kasch, Inc.                                     Delaware
Marathon Equipment Company                           Delaware
Mark Andy, Inc.                                      Missouri
Midland Manufacturing Corporation                    Delaware
Multitest Electronic Systems, Inc.                   Delaware
Nova Controls                                        Delaware
Novacap, Inc.                                        Delaware
OK Holdings, Inc.                                    Delaware
OK International, Inc.                               California
OPW Fuel Management Systems                          Delaware
PDQ Manufacturing, Inc.                              Delaware
Performance Motorsports, Inc.                        California
Pioneer Labels, Inc.                                 Illinois
PISCES by OPW, Inc.                                  Delaware
Provacon, Inc.                                       Delaware
Quartzdyne Inc.                                      Delaware
Randell Manufacturing of Arizona, Inc.               Delaware
Randell Manufacturing, Inc.                          Delaware
Revod Corporation                                    Delaware
Richard Industry, Inc.                               Delaware
Robohand, Inc.                                       Delaware
Rosenheim Automation Systems Corporation             California
Sanger Works Factory Holdings, LLC                   Delaware
Sargent Aerospace, Inc.                              Delaware
Somero Enterprises, LLC                              Delaware
Sonic Industries, Inc.                               California
Sure Seal, Inc.                                      Delaware
SWEP North America Inc.                              Delaware
Texas Hydraulics, Inc.                               Delaware
The Heil Co.                                         Delaware
Tipper Tie, Inc.                                     Delaware
Tisma Machinery                                      Illinois
Tranter PHE, Inc.                                    Delaware
Triton Systems of Delaware, Inc.                     Delaware
Tulsa Winch, Inc.                                    Delaware
Universal Instruments Corporation                    Delaware
US Synthetic Corporation                             Delaware
Vectron International LLC                            Delaware
Vitronics Soltec Corporation                         Delaware
Voltronics Corporation                               New Jersey
Wabash Magnetics, LLC                                Delaware
Warn Industries, Inc.                                Delaware
Waukesha Bearings Corporation                        Wisconsin
Wilden Pump and Engineering LLC                      Delaware
Wiseco Piston, Inc.                                  Delaware

FOREIGN

Acumen Technology (M) Sdn. Bhd.                      Malaysia
Acumen Technology (pte) Ltd.                         Singapore
ALMATEC Maschinenbau GmbH                            Germany

                                                                      EXHIBIT 21



DOVER SUBSIDIARIES - DOMESTIC AND FOREIGN

             COMPANY NAME                                   WHERE INCORPORATED
Alphasem (Shenzhen) Co., Ltd.                               China
Alphasem AG                                                 Switzerland
Alphasem Asia Ltd.                                          Hong Kong
Alphasem Asia Pte. Ltd.                                     Singapore
Alphasem Far East (L) Ltd.                                  Malaysia
Alphasem Holding GmbH                                       Switzerland
Alphasem Korea Ltd.                                         South Korea
atg test systems asia Ltd.                                  Taiwan
atg test systems GmbH & Co KG                               Germany
Blackmer - Mouvex SA                                        France
Blackmer Flow Technologies                                  Canada
Blackmer Mouvex, Ltd.                                       United Kingdom
BlitzRotary GmbH                                            Germany
BN OPW, Srl                                                 Italy
Calypso Europe Limited                                      United Kingdom
CCMOP                                                       France
Chambon SAS                                                 France
Charles Roberts Engineering Ltd                             United Kingdom
Chief Airco Europe                                          France
CPI Europa GmbH                                             Germany
CPI Europe Limited                                          United Kingdom
Datamax Holdings Limited                                    United Kingdom
Datamax London Limited                                      United Kingdom
DEK Asia Pacific Private Limited                            Singapore
DEK Consulting (Shanghai) Co., Ltd.                         China
DEK International GmbH                                      Switzerland
DEK Northern Europe Limited                                 United Kingdom
DEK Printing Machines (Shenzhen) Co., Ltd.                  China
DEK Printing Machines GmbH                                  Germany
DEK Printing Machines Limited                               United Kingdom
DEK Technologies (Suzhou) Co. Ltd.                          China
DEK Technologies S.A.S.                                     France
De-Sta-Co (Asia) Company, Limited                           Thailand
DE-STA-CO Benelux B.V.                                      Netherlands
De-Sta-Co Metallerzeugnisse GmbH                            Germany
De-Sta-Co Metallerzeugnisse GmbH & Co. Werkzeugtechnik      Germany
De-Sta-Co U.K., Ltd.                                        United Kingdom
De-Sta-Co-Ema Industria e Comercio Ltda.                    Brazil
Dielectric Laboratories Asia Trading (Shanghai) Co., Ltd.   China
Dover Asia Trading Private Ltd.                             Singapore
Dover Corporation (Canada) Limited                          Canada
Dover CR, spol s r.o.                                       Germany
Dover do Brasil Ltda.                                       Brazil
Dover do Brasil Trading Ltda                                Brazil
Dover Exports, Ltd.                                         Barbados
Dover France Holdings, S.A.S.                               France
Dover France Participations SAS                             France
Dover France Technologies S.A.S.                            France
Dover German Holdings GmbH                                  Germany
Dover German Intra-Group Service GmbH                       Germany
Dover German Partnership Holdings GmbH                      Germany
Dover Germany GmbH                                          Germany
Dover Holdings de Mexico SA DE CV                           Mexico
Dover Hungary Board Test Manufacturing KFT                  Hungary
Dover Hungary KFT                                           Hungary
Dover India Pvt., Ltd.                                      India

                                                                      EXHIBIT 21



DOVER SUBSIDIARIES - DOMESTIC AND FOREIGN

             COMPANY NAME                              WHERE INCORPORATED
Dover International B.V.                               Netherlands
Dover Italy Holdings S.r.l.                            Italy
Dover Italy S.r.L.                                     Italy
Dover Luxembourg Finance Sarl                          Luxembourg
Dover Luxembourg Holdings Sarl                         Luxembourg
Dover Luxembourg S.N.C.                                Luxembourg
Dover Resources UK Sales Ltd                           United Kingdom
Dover Singapore Private Limited                        Singapore
Dover Switzerland Holding AG                           Switzerland
Dover UK Holdings Limited                              United Kingdom
Dover UK Sales Ltd                                     United Kingdom
Electro-Form PTE LTD                                   Singapore
Everett Charles Technologies (Shenzhen) Limited        China
Everett Charles Technologies, Ltd.                     United Kingdom
Graphics Microsystems, N.V.                            Belgium
Heil Asia Limited                                      Thailand
Heil Trailer Internacional S.A.                        Argentina
Heil Trailer International Holdings Ltd.               United Kingdom
Heil Trailer International SAS                         France
Heil Trailer International, Ltd.                       United Kingdom
Heil-Europe Limited                                    United Kingdom
Hill Phoenix de Mexico, S.A. de C.V.                   Mexico
Hydra-Tight BV                                         Netherlands
Hydratight GmbH                                        Germany
HydraTight Sweeney KK                                  Japan
Hydratight Sweeney Ltd.                                United Kingdom
Hydro Nova Europe, Ltd.                                United Kingdom
Imaje (Asia) Ltd                                       Singapore
Imaje (China) Co., Limited                             China
Imaje AB                                               Sweden
Imaje Ag (Switzerland)                                 Switzerland
Imaje Argentina S.A.                                   Argentina
Imaje ASPAC Pte. Ltd.                                  Singapore
Imaje Beteiligungs GmbH                                Germany
Imaje Canada Inc.                                      Canada
Imaje Coding Technologies Ltd (New Zealand)            New Zealand
Imaje Coding Technology (M) Sdn Bhd                    Malaysia
Imaje Coding Technology Pty Ltd (Australia)            Australia
Imaje De Mexico S.A. De C.V.                           Mexico
Imaje Do Brasil Impressoras (Brazil)                   Brazil
Imaje GmbH                                             Germany
Imaje Hong Kong Ltd                                    Hong Kong
Imaje India Private Limited                            India
Imaje Ink Jet Nv/Sa (Belgium)                          Belgium
Imaje Inkjet Ireland Ltd.                              Ireland
Imaje Italia Srl                                       Italy
Imaje Kk (Japan)                                       Japan
Imaje Korea Co. Ltd (South Korea Republic)             South Korea
Imaje Nordic AB                                        Sweden
Imaje S.A.                                             France
Imaje Siam Co., Ltd.                                   Thailand
Imaje Software Development Centre Pvt. Ltd.            India
Imaje Taiwan Ltd.                                      Taiwan
Imaje Technologies Codificacao (Portugal)              Portugal
Imaje Technologies De Codificacion, Sa (Spain)         Spain
Imaje UK Ltd.                                          United Kingdom

                                                                      EXHIBIT 21

DOVER SUBSIDIARIES - DOMESTIC AND FOREIGN

             COMPANY NAME                             WHERE INCORPORATED
Imaje Verpachtungs GmbH                               Germany
Interswep A.B.                                        Sweden
K&L Microwave DR, Inc.                                Dominican Republic
Kurz-Kasch Mexico S. de R.L. de C.V.                  Mexico
Luther & Maelzer Gmbh                                 Germany
Mark Andy Ag                                          Switzerland
Mark Andy France                                      France
Mark Andy, Uk Limited                                 United Kingdom
Markpoint B.V.                                        Netherlands
Markpoint Holding AB                                  Sweden
Markpoint Real Estate B.V.                            Netherlands
Markpoint System AB                                   Sweden
Mouvex GmbH                                           Germany
Multitest Electronic Systems (Asia) Pte. Ltd.         Singapore
Multitest elektronische Systeme GmbH                  Germany
Multitest GmbH                                        Germany
Nanjing TVT Technologies Ltd.                         China
Nimaser BV                                            Netherlands
Oak Industries German Holding GmbH                    Germany
OK Electronics (Beijing) Co., Ltd.                    China
OK International (Japan) Co.                          Japan
OK International (Taiwan) Ltd.                        Taiwan
OK International (UK) Ltd.                            United Kingdom
OK International France SA                            France
OK International GmbH                                 Germany
OPW Fluid Transfer Group Europe B.V.                  Netherlands
OPW Fueling Components Europe B.V.                    Netherlands
OPW Fueling Components Suzhou Co., LTD                China
P.S. Holding B.V.                                     Netherlands
P.S. Precision B.V.                                   Netherlands
P.S. Technology (Penang) SDN B.H.D.                   Malaysia
Perfect Bore Ltd.                                     United Kingdom
Petro Vend, Inc.                                      Poland
ProX Inter, B. V.                                     Netherlands
PullMaster Winch Corporation                          British Columbia
Rasco Automation Asia PTE LTD                         Singapore
Rasco GmbH                                            Germany
Revod Sweden AB                                       Sweden
RG Industries Ltd.                                    Canada
Sargent Aerospace Canada, Inc.                        Canada
SCI IMMOC                                             France
Soltec Groep, B.V.                                    Netherlands
Soltec, B.V.                                          Netherlands
SSE Sister Semiconductor Equipment GmbH               Germany
SWEP A.G.                                             Switzerland
SWEP Energy Oy                                        Finland
Swep Iberica S.A.                                     Spain
Swep International A.B.                               Sweden
Swep Japan K.K.                                       Japan
SWEP Malaysia Sdn. Bhd.                               Malaysia
Syfer Technology Limited                              United Kingdom
Technopack Ewald Hagedoen Nederland B.V.              Netherlands
Tecnologia Acumen de Mexico S.A. de C.V.              Mexico
Telefilter GmbH                                       Germany
Test Solutions (Suzhou) Co., Ltd.                     China
Tipper Tie Alpina AG                                  Switzerland

                                                                      EXHIBIT 21



DOVER SUBSIDIARIES - DOMESTIC AND FOREIGN

             COMPANY NAME                                  WHERE INCORPORATED
Tipper Tie Technopack                                      Germany
TQ Slovakia SRO                                            Slovakia
Tranter Warmetauscher GmbH (Austria)                       Austria
Tranter GmbH (Germany)                                     Germany
Tranter Heat Exchangers Pty. Ltd.                          Australia
Tranter KFt.                                               Hungary
Tranter PHE AB                                             Sweden
Tranter SAS                                                France
Tranter spol. S.r.o.                                       Czech Republic
Tranter, Ltd                                               United Kingdom
Universal Electronic Assembly Philippines Corporation      Philippines
Universal Instruments (Electronics) Ltd.                   United Kingdom
Universal Instruments (Hong Kong) Limited                  Hong Kong
Universal Instruments (Malaysia) Sdn Bhd                   Malaysia
Universal Instruments (ShenZhen) Co., Ltd.                 China
Universal Instruments (SuZhou) Co. Ltd.                    China
Universal Instruments Corp. (Singapore) Pte. Ltd.          Singapore
Universal Instruments De Mexico S.A. De C.V.               Mexico
Universal Instruments GmbH                                 Germany
Universal Instruments Iberica, Sl                          Spain
Universal Instruments Japan Ltd.                           Japan
Universal Instruments Korea Ltd.                           South Korea
Universal Instruments Manufacturing (Shenzhen) Co., Ltd.   China
Universal Instruments Nordic AB                            Sweden
Universal Instruments S.A.R.L.                             France
Vectron Frequency Devices GmbH                             Switzerland
Vectron International (Shanghai) Co. Ltd.                  China
Vectron International GmbH & Co KG                         Germany
Vectron International Verwaltungs GmbH                     Germany
Vectron International, Ltd.                                Canada
Vitronics Soltec GmbH                                      Germany
Vitronics Soltec Pte. Ltd.                                 Singapore
Vitronics Soltec Technologies (Suzhou) Co. Ltd.            China
Waukesha Bearings Limited                                  United Kingdom
Wei Li Pump Shanghai Co., LTD.                             China
Wilden Argentina SRL                                       Argentina
Yat Sing Precision Parts Limited                           China